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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 27, 1999
                                                           ------------

                               Penton Media, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                        1-14337                      36-2875386
----------------                 ------------                -------------------
(State or Other                  (Commission                   (IRS Employer
 Jurisdiction of                 File Number)                Identification No.)
 Incorporation)


1100 Superior Avenue, Cleveland, Ohio                                    44114
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (216) 696-7000
                                                   --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

            On May 27, 1999, pursuant to an Asset Purchase Agreement, dated as of May 18, 1999, by and among Penton Media, Inc., a Delaware corporation ("Penton"), New Hope Communications, Inc., a Colorado corporation ("New Hope"), and R. Douglas Greene, Penton acquired substantially all of the assets of New Hope.

            In full consideration for the transfer of the assets, Penton agreed to pay a total purchase price of up to $97 million to New Hope. The purchase price was comprised of (a) $41 million in cash and $41 million of Penton common stock, both of which were paid at the closing on May 27, 1999, and (b) a contingent payment of up to $15 million to be paid half in cash and half in stock, if earned, based on the performance of the New Hope business for the fiscal years 1999, 2000 and 2001.

            The press release issued by Penton on May 27, 1999 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Business Acquired.

        The financial statements of New Hope for the periods specified in Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty days after the date on which this Current Report on Form 8-K is filed.

(b)     Pro Forma Financial Information.

        The Pro Forma financial statements of New Hope required pursuant to
        Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty days after the date on which this Current Report on Form 8-K is filed.

(c)     Exhibits.

99.1    Press Release, dated May 27, 1999.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENTON MEDIA, INC.

Dated: June 11, 1999


                                        By: /s/ Joseph G. NeCastro
                                            ------------------------------------
                                        Name: Joseph G. NeCastro
                                        Title: Chief Financial Officer
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                                  EXHIBIT INDEX
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Exhibit
  No.
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99.1         Press Release, dated May 27, 1999.